                                  EXHIBIT 99.1

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                JANUARY 24, 2002

                                                                            YEAR
                                                                           BUILT/          WATER
RIG                                 RIG DESIGN                             REBUILT         DEPTH      LOCATION
---                                 ----------                             -------         -----      --------
U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                    MLT Class 84-E.R.C. (T)               1976/1995       390'-IC     South Timbalier 295

Noble Leonard Jones                 MLT Class 53-E.R.C. (T)               1972/1998       390'-IC     Eugene Island 354

Noble Bill Jennings                 MLT Class 84-E.R.C. (T)               1975/1997       390'-IC     Eugene Island 339

Noble Johnnie Hoffman               BakMar BMC 300 IC (T) (Z)             1976/1993       300'-IC     West Cameron 170

Noble Sam Noble                     Levingston Class 111-C (T)              1982          300'-IC     Eugene Island 113

Noble Gene Rosser                   Levingston Class 111-C (T)            1977/1996       300'-IC     Sabine Pass

Noble John Sandifer                 Levingston Class 111-C (T)            1975/1995       300'-IC     West Cameron 504

Noble Tom Jobe                      MLT Class 82-SD-C (T) (Z)               1982          250'-IC     Vermilion 24

Noble Earl Frederickson             MLT Class 82-SD-C (T) (Z)               1979          250'-IC     South Marsh Island 77

Noble Carl Norberg                  MLT Class 82-C (T)                    1976/1996       250'-IC     South Marsh Island 39


SEMISUBMERSIBLES (6)
--------------------
Noble Paul Romano                   Noble EVA 4000TM (T)                  1981/1998        6,000'     Green Canyon 117

Noble Jim Thompson                  Noble EVA 4000TM (T)                  1984/1999        6,000'     Mississippi Canyon 809

Noble Amos Runner                   Noble EVA 4000TM (T)                  1982/1999        6,600'     East Breaks 689

Noble Max Smith                     Noble EVA 4000TM (T)                  1980/1999        6,000'     Mississippi Canyon 773

Noble Homer Ferrington              F&G 9500 Enhanced Pacesetter (T)      1985/1999        6,000'     Viosca Knoll 917

Noble Clyde Boudreaux               F&G 9500 Enhanced Pacesetter          1987/1999       10,000'     MS - F&G shipyard

SUBMERSIBLES (3)
----------------
Noble Fri Rodli                     Transworld                            1979/1998        70'-C      West Cameron 38

Noble Joe Alford                    Pace 85                                 1982           85'-C      Eugene Island 113

Noble Lester Pettus                 Pace 85                                 1982           85'-C      Ship Shoal 63

INTERNATIONAL (30)
------------------
MEXICO JACKUPS (1)
------------------
Noble Lewis Dugger                  Levingston Class 111-C (T)            1977/1997       300'-IC     Bay of Campeche

BRAZIL JACKUPS (1)
------------------
Noble Dick Favor                    BakMar BMC 150 IC                     1982/1993       150'-IC     Brazil

BRAZIL SEMISUBMERSIBLES (1)
---------------------------
Noble Paul Wolff                    Noble EVA 4000TM (T)                   1981/1998     8,900'-DP    Brazil

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius                  Gusto Engineering Pelican (T)           1981         5,000'-DP    Brazil

                                                       ANTICIPATED
                                                        CONTRACT     DAYRATE
RIG                             OPERATOR               EXPIRATION    ($000)     COMMENTS
---                             --------               ----------    ------     --------
U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                Apache                   5/2002       44-46     Rate effective 1/01/2002 for 45 days, then 45 days
                                                                                @ $40-41, then 45 days @ $ 35-37.

Noble Leonard Jones             Apache                   4/2002       40-41     Rate effective 1/01/2002 through +/- 1/26/2002.
                                                                                Next to BP for 90 days @ $29-31. Rig will be down
                                                                                for 7 days for mud pump repair prior to commencing
                                                                                BP contract.

Noble Bill Jennings             ChevronTexaco            4/2002       32-34

Noble Johnnie Hoffman           Nexen                    2/2002       31-33     Rate effective 1/07/2002 through +/- 2/12/2002.

Noble Sam Noble                 Stacked                                         Stacked ready.

Noble Gene Rosser               Shipyard                                        Shipyard. Rig released 9/03/2001. Installing 3rd
                                                                                mud pump. Available +/- 2/15/2002.

Noble John Sandifer             El Paso                  2/2002       20-21     Rate effective 12/28/2001 through +/- 2/16/2002.

Noble Tom Jobe                  Stacked                                         Rig was under contract @ $21-23 from 11/14/2001
                                                                                through 1/14/2002.

Noble Earl Frederickson         ChevronTexaco            4/2002       21-23     Rate effective 12/22/2001 through +/- 4/17/2002.

Noble Carl Norberg              Westport Resources       2/2002       20-22     Rig stacked from 12/22/2001 through 1/20/2002.


SEMISUBMERSIBLES (6)
--------------------
Noble Paul Romano               Shell                    12/2002      94-96     In connection with the amendment of the Noble Jim
                                                                                Thompson contract, effective 1/01/2002, the
                                                                                original five-year contract with Shell for the
                                                                                Romano, which was activated in 12/98, has been
                                                                                amended. The dayrate under the amended contract is
                                                                                $94-96 from 1/01/2002 through 12/31/2002. The
                                                                                fifth year of the original contract has been
                                                                                changed to a Shell option, upon mutually agreed
                                                                                terms and conditions.

Noble Jim Thompson              Shell                    7/2004      158-160    In connection with the amendment of the Noble Paul
                                                                                Romano contract, the original three-year contract
                                                                                for the Thompson with Shell has been extended
                                                                                through 7/01/2004 @ $154-156. Prior to this
                                                                                two-year extension, the original contract was
                                                                                scheduled to terminate 7/01/2002.

Noble Amos Runner               Kerr-McGee               8/2004      146-148

Noble Max Smith                 Dominion                 1/2005      139-141    Dominion for three wells @ $139-141, 4th well @
                                                                                $104-106, rig with Dominion through +/- 4/01/2002.

Noble Homer Ferrington          Idle                     1/2005                 Rig on standby rate of $45,000 from 12/28/2001
                                                                                through 1/13/2002. Next to Samedan @ $80-81 on +/-
                                                                                2/15/2002 for +/- 40 days.

Noble Clyde Boudreaux           Shipyard                                        Engineering complete. Structural steel work being
                                                                                carried out on hull. Procuring certain long lead
                                                                                time capital equipment.

SUBMERSIBLES (3)
----------------
Noble Fri Rodli                 Stacked                                         Stacked ready.

Noble Joe Alford                Stacked                                         Stacked ready. Rig released 12/15/2001.

Noble Lester Pettus             PetroQuest               1/2002       19-21     Rig on contract with PetroQuest from 10/25/2001
                                                                                through +/- 1/29/2002, plus one-well option.

INTERNATIONAL (30)
------------------
MEXICO JACKUPS (1)
------------------
Noble Lewis Dugger              Pemex                    7/2004       56-58     On new contract 12/16/2001, 932 days @ $56-58.

BRAZIL JACKUPS (1)
------------------
Noble Dick Favor                Petrobras                2/2002       38-40     Current contract will expire +/- 2/18/2002.
                                                                                Negotiating a possible 6-12 month extension
                                                                                with Petrobras.

BRAZIL SEMISUBMERSIBLES (1)
---------------------------
Noble Paul Wolff                Petrobras                5/2005      138-140    Rig will go to drydock for intermediate survey
                                                                                either early February or mid-April. The rig will
                                                                                be off contract for +/- 20 days to perform survey.

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius              Petrobras                3/2005      107-109    Commenced 3-year contract on 12/15/2001 @ initial
                                                                                rate of $107-109. To shipyard for up to 90 days
                                                                                (+/- 4/01/2002-6/30/2002), then recommence
                                                                                contract @ $109-111.

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                JANUARY 24, 2002

                                                                            YEAR
                                                                           BUILT/          WATER
RIG                                 RIG DESIGN                             REBUILT         DEPTH      LOCATION
---                                 ----------                             -------         -----      --------
Noble Roger Eason                   Neddrill (T)                            1977         6,000'-DP    Brazil

Noble Muravlenko                    Gusto Engineering Ice Class (T)       1982/1997      4,000'-DP    Brazil

NORTH SEA JACKUPS (8)
---------------------
Noble Al White                      CFEM T-2005 C (T)                     1982/1997       360'-IC     Netherlands

Noble Byron Welliver                CFEM T-2005 C (T)                       1982          300'-IC     Denmark

Noble Kolskaya                      Gusto Engineering (T)                   1985          330'-IC     Denmark

Noble George Sauvageau              NAM (T)                                 1981          300'-IC     Netherlands

Noble Ronald Hoope                  MSC/CJ46 (T)                            1982          225'-IC     Netherlands

Noble Piet van Ede                  MSC/CJ46 (T)                            1982          205'-IC     Netherlands

Noble Lynda Bossler                 MSC/CJ46 (T) (Z)                        1982          205'-IC     Netherlands

Noble Julie Robertson               Baker Marine Europe Class (T)         1981/2000       390'-IC*    United Kingdom

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld             Offshore SCP III Mark 2 (T)           1979/2000        1,500'     United Kingdom

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead               F&G L-780 MOD II-IC (T)               1982/1990       300'-IC     Nigeria

Noble Percy Johns                   F&G L-780 MOD II-IC (T)               1981/1995       300'-IC     Nigeria

Noble Roy Butler                    F&G L-780 MOD II-IC (T)                 1982          300'-IC     Nigeria

Noble Ed Noble                      MLT Class 82-SD-C (T)                 1984/1990       250'-IC     Nigeria

Noble Lloyd Noble                   MLT Class 82-SD-C (T)                 1983/1990       250'-IC     Nigeria

Noble Don Walker                    BakMar BMC 150 IC (T)                   1982          150'-IC     Nigeria

ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney               F&G L-780 MOD II-IC (T)               1983/1998       300'-IC     Abu Dhabi

Noble George McLeod                 F&G L-780 MOD II-IC (T)               1981/1995       300'-IC     Abu Dhabi

Noble Gus Androes                   Levingston Class 111-C (T)            1982/1996       300'-IC     Qatar

Noble Chuck Syring                  MLT Class 82-C (T)                    1976/1996       250'-IC     Qatar

Noble Crosco Panon                  Levingston Class 111-C (T)            1976/2001       300'-IC     Qatar

Noble Charles Copeland              MLT Class 82-SD-C (T)                 1979/2001       250'-IC     Qatar

Noble Jimmy Puckett                 F&G L-780 MOD II-IC                   1982/2002       300'-IC     UAE

INDIA JACKUPS (1)
-----------------
Noble Ed Holt                       Levingston Class 111-C (T)            1981/1994       300'-IC     India

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard                    F&G 9500 Enhanced Pacesetter            1986          10,000'     Dalian, China

                                                     ANTICIPATED
                                                      CONTRACT       DAYRATE
RIG                             OPERATOR             EXPIRATION      ($000)     COMMENTS
---                             --------             ----------      ------     --------
Noble Roger Eason               Petrobras              4/2003         74-76

Noble Muravlenko                Petrobras              3/2003         58-60

NORTH SEA JACKUPS (8)
---------------------
Noble Al White                  Elf Petroland          5/2002         39-41     On new rate of $51-53 on +/- 01/26/2002
                                                                                for +/- 100 days, then one well @ $72-74.

Noble Byron Welliver            Maersk                 8/2002         63-65

Noble Kolskaya                  Maersk                 4/2002         73-75

Noble George Sauvageau          NAM                    4/2003         83-85     From 10/10/2001 @ $83-85 through 4/10/2002. Market
                                                                                rate adjustment on 4/10/2002 and again on
                                                                                10/10/2002.

Noble Ronald Hoope              Elf Petroland          5/2002         78-80     Dayrate of $78-80 for 1Q 2002, then $82-84 for
                                                                                April and May of 2002.

Noble Piet van Ede              Gaz de Franz           12/2002        80-81

Noble Lynda Bossler             Clyde                  6/2002         79-81     Six-month extension from 1/01/2002 @ $79-81.

Noble Julie Robertson           British Gas            12/2002        87-88     British Gas for five wells plus two option wells,
                                                                                anticipated to be 12-14 months.

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld         Stacked                                         Rig released on 12/28/2001.

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead           Addax                  4/2002         57-59

Noble Percy Johns               ExxonMobil             4/2002         57-59

Noble Roy Butler                ChevronTexaco          4/2003         51-53     On contract 4/15/2001, year two at a mutually
                                                                                agreed dayrate.

Noble Ed Noble                  ExxonMobil             3/2002         51-53

Noble Lloyd Noble               ChevronTexaco          10/2002        57-59

Noble Don Walker                Shell                  11/2002        59-60

ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney           NDC                    5/2002         53-54     Rig will be in shipyard for +/- 14 days in 1Q '02
                                                                                and +/- 11 days in 2Q '02.

Noble George McLeod             NDC                    6/2002         53-54

Noble Gus Androes               Maersk                 12/2002        53-55

Noble Chuck Syring              Maersk                 6/2003         50-52     Dayrate effective June 2002 @ $50-51.

Noble Crosco Panon              Elf Petroleum Qatar    4/2002         39-41

Noble Charles Copeland          BP Qatar               7/2002         57-59

Noble Jimmy Puckett             Shipyard                                        Rig undergoing shipyard repairs. LOI from Dolphin
                                                                                Energy for 1 well, 120 days @ $55-56, commencing
                                                                                2Q 2002.
INDIA JACKUPS (1)
-----------------
Noble Ed Holt                   ONGC                   11/2002        33-35

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard                Shipyard                                        Completing engineering.

--------------------------------------------------------------------------------

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.




                                     Page 2